JUNIOR SUBORDINATED NOTES	12 Months Ended
Dec. 31, 2024
Junior Subordinated Notes [Abstract]
JUNIOR SUBORDINATED NOTES	JUNIOR SUBORDINATED NOTES

at December 31		2024		2023
	Maturity Date	Outstanding	Effective Interest Rate[1]	Outstanding	Effective Interest Rate[1]
(millions of Canadian $, unless otherwise noted)

TRANSCANADA PIPELINES LIMITED
US$1,000 issued 2007 at 6.35%[2]	2067	1,440	6.2%	1,320	6.5%
US$750 issued 2015 at 5.88%[3,4]	2075	1,080	7.5%	990	7.8%
US$1,200 issued 2016 at 6.13%[3,4]	2076	1,729	8.0%	1,585	8.3%
US$1,500 issued 2017 at 5.55%[3,4]	2077	2,161	7.2%	1,981	7.5%
$1,500 issued 2017 at 4.90%[3,4]	2077	1,500	6.8%	1,500	7.0%
US$1,100 issued 2019 at 5.75%[3,4]	2079	1,584	7.7%	1,453	8.0%
$500 issued 2021 at 4.45%[3,5]	2081	500	5.7%	500	5.7%
US$800 issued 2022 at 5.85%[3,5]	2082	1,152	7.3%	1,056	7.1%
		11,146		10,385
Unamortized debt discount and issue costs		(98)		(98)
		11,048		10,287
1The effective interest rate is calculated by discounting the expected future interest payments using the coupon rate and any estimated future rate resets, adjusted for issue costs and discounts.
2Junior subordinated notes of US$1.0 billion were issued in 2007 at a fixed rate of 6.35 per cent and converted in 2017 to bear interest at a floating rate.
3The Junior subordinated notes were issued to TransCanada Trust (the Trust), a financing trust subsidiary wholly-owned by TCPL. While the obligations of the Trust are fully and unconditionally guaranteed by TCPL on a subordinated basis, the Trust is not consolidated in TC Energy's financial statements since TCPL does not have a variable interest in the Trust and the only substantive assets of the Trust are junior subordinated notes of TCPL.
4The coupon rate is initially a fixed interest rate for the first 10 years and converts to a floating rate thereafter.
5The coupon rate is initially a fixed interest rate for the first 10 years and resets every five years thereafter.
The Junior subordinated notes are subordinated in right of payment to existing and future senior indebtedness or other obligations of TCPL.
In March 2022, TransCanada Trust (the Trust) issued US$800 million of Trust Notes – Series 2022-A to investors with a fixed interest rate of 5.60 per cent per annum for the first 10 years and resetting on the 10th anniversary and every five years thereafter. All of the proceeds of the issuance by the Trust were loaned to TCPL for US$800 million of junior subordinated notes of TCPL at an initial fixed rate of 5.85 per cent per annum, including a 0.25 per cent administration charge. The rate on the junior subordinated notes of TCPL will reset every five years commencing March 2032 until March 2052 to the then Five-Year Treasury Rate, as defined in the document governing the subordinated notes, plus 4.236 per cent per annum; from March 2052 until March 2082, the interest rate will reset every five years to the then Five-Year Treasury Rate plus 4.986 per cent per annum. The junior subordinated notes are callable at TCPL's option at any time from December 7, 2031 to March 7, 2032 and on each interest payment and reset date thereafter at 100 per cent of the principal amount plus accrued and unpaid interest to the date of redemption.
Pursuant to the terms of the notes issued between the Trust and TCPL (the Trust Notes) and related agreements, in certain circumstances: 1) TCPL may issue deferral preferred shares to holders of the Trust Notes in lieu of interest; and 2) TC Energy and TCPL would be prohibited from declaring or paying dividends on or redeeming their outstanding preferred shares (or, if none are outstanding, their respective common shares) until all deferral preferred shares are redeemed by TCPL. The Trust Notes may also be automatically exchanged for preferred shares of TCPL upon certain kinds of bankruptcy and insolvency events. All of these preferred shares would rank equally with any other outstanding first preferred shares of TCPL.